UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2016

Resource America, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-4408	72-0654145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Crescent Drive, Suite 203, Navy Yard Corporate Center Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-546-5005

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 23, 2016, Resource America, Inc. (the “Company” or “Resource America”) issued a press release announcing that it had entered into a definitive agreement by which it will be acquired by C-III Capital Partners LLC (“C-III”) pursuant to an Agreement and Plan of Merger, dated as of May 22, 2016, by and among the Company, C-III, and Regent Acquisition Inc., a wholly owned subsidiary of C-III. The full text of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Resource America, Inc., dated May 23, 2016

Additional Information and Where to Find it

Resource America intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Resource America stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Resource America and C-III and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Resource America investors and security holders in connection with the contemplated transactions. Information about Resource America’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that the Company intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking information about Resource America, C-III and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Resource America and its subsidiaries. Resource America and C-III caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Resource America stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Resource America and its management; the effect of announcement of the transaction on Resource America’s ability to retain and hire key personnel and maintain relationships with any entities that it manages, suppliers and other third parties; difficult global economic and capital markets conditions; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Resource America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in Resource America’s Quarterly Reports on Form 10-Q and other documents filed by Resource America with the SEC after the date thereof. Resource America and C-III make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE AMERICA, INC.

By:	/s/ Thomas C. Elliott
Name:	Thomas C. Elliott
Title:	Executive Vice President, Chief Financial Officer

Dated: May 23, 2016